UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

Federal Home Loan Mortgage Corporation
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 9, 2012, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) announced its results of operations for the year ended December 31, 2011. A copy of the related press release, Fourth Quarter and Full-Year 2011 Financial Results Review and the Core Tables for the year ended December 31, 2011 are being filed as Exhibits 99.1, 99.2 and 99.3 to this report and are incorporated herein by reference. In addition, a copy of the Fourth Quarter 2011 Financial Results Supplement is being furnished as Exhibit 99.4 to this report and is incorporated herein by reference.

Exhibits 99.1, 99.2 and 99.3 submitted herewith shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit 99.4 submitted herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed to be incorporated by reference into any disclosure document relating to Freddie Mac, except to the extent, if any, expressly set forth by specific reference in such document.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibits are being filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated March 9, 2012, issued by Freddie Mac

99.2	Fourth Quarter and Full-Year 2011 Financial Results Review

99.3	Core Tables for the year ended December 31, 2011

99.4	Fourth Quarter and Full-Year 2011 Financial Results Supplement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Ross J. Kari

Ross J. Kari
Executive Vice President — Chief Financial Officer

Date: March 9, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated March 9, 2012, issued by Freddie Mac

99.2	Fourth Quarter and Full-Year 2011 Financial Results Review

99.3	Core Tables for the year ended December 31, 2011

99.4	Fourth Quarter and Full-Year 2011 Financial Results Supplement